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                                                                                                                 EXHIBIT 4.2
                                               [SAMPLE]

                                                EP & T
                          Environmental Products & Technologies Corporation

                         INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

 NUMBER                                                                                    SHARES
 EP 0362                                                                                 ***5000***

EP0000362                                                                               COMMON STOCK
                                                                                      -----------------
               THIS CERTIFIES that  MARVIN MEARS                                      CUSIP 29406K 10 4
                                    43 E. AVENIDA DE LOS ARBOLES                      ------------------
                                    THOUSAND OAKS, CA 93360                    REVERSE FOR CERTAIN DEFINITIONS
     0000010015


               is the owner of      **FIVE THOUSAND**

                  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK PAR VALUE $.01 PER SHARE OF

                                   ENVIRONMENTAL PRODUCTS & TECHNOLOGIES CORPORATION

          (hereinafter referred to as the Corporation), transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate, and the shares represented hereby, are issued under and shall be subject to all the provisions of the
          Certificate of Incorporation of the Corporation and the amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


          Dated:  OCTOBER 30, 1997             [ENVIRONMENTAL PRODUCTS &
                  07558000169 EG                TECHNOLOGIES CORPORATION
                                                       CORPORATE
                                                          SEAL
                  Morris L. Lerner                        1983                           Marvin Mears
                     SECRETARY                          DELAWARE]                          PRESIDENT


                                                                              COUNTERSIGNED AND REGISTERED
                                                                               AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                                (NEW YORK CITY)  TRANSFER AGENT AND REGISTRAR

                                                                               BY               [SIG]
                                                                                   ------------------------------
                                                                                         AUTHORIZED SIGNATURE
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